UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09479

Name of Fund: The S&P 500 Protected Equity Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, The S&P 500 Protected Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 03/31/05

Item 1 - Report to Stockholders

                                        The S&P 500(R)
                                        Protected Equity
                                        Fund, Inc.

                                        Semi-Annual Report
                                        March 31, 2005

The S&P 500(R) Protected Equity Fund, Inc.

Portfolio Information as of March 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
General Electric Company ............................................    2.7%
Exxon Mobil Corp. ...................................................    2.7
Microsoft Corp. .....................................................    1.7
Citigroup Inc. ......................................................    1.6
Johnson & Johnson ...................................................    1.4
Pfizer, Inc. ........................................................    1.4
Bank of America Corp. ...............................................    1.3
Wal-Mart Stores, Inc. ...............................................    1.2
International Business Machines Corp. ...............................    1.0
Intel Corp. .........................................................    1.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Oil & Gas ...........................................................    5.7%
Pharmaceuticals .....................................................    5.4
Commercial Banks ....................................................    4.4
Industrial Conglomerates ............................................    3.7
Insurance ...........................................................    3.1
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
S&P Sector Weightings                                          Total Investments
--------------------------------------------------------------------------------
Financials .........................................................    14.8%
Information Technology .............................................    11.3
Health Care ........................................................     9.7
Industrials ........................................................     9.0
Consumer Discretionary .............................................     8.5
Consumer Staples ...................................................     7.8
Energy .............................................................     6.6
Materials ..........................................................     2.4
Utilities ..........................................................     2.4
Telecommunication Services .........................................     2.3
Other* .............................................................    25.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options and short-term investments.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to it shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                      6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%         + 6.69%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00          + 5.41
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +15.13          +15.06
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47          + 1.15
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21          + 2.67
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39          + 7.84
-----------------------------------------------------------------------------------------------

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation. In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005       3

A Discussion With Your Fund's Portfolio Managers

      In the context of a changeable market, the Fund continued to seek its investment objective of protecting investor principal.

How did the Fund perform during the period?

For the six-month period ended March 31, 2005, the Common Stock of The S&P 500(R) Protected Equity Fund, Inc. had a total investment return of -1.37%, based on a change in per share net asset value from $9.81 to $9.63, and assuming reinvestment of all distributions. The benchmark Standard & Poor's 500 (S&P 500) Index returned +6.88% for the same period. The disparity in returns is partly attributed to the fact that the protective put options in which the Fund invests (representing 26% of net assets at period-end) decrease in value as the S&P 500 Index increases. However, they also increase in value as the Index declines, thereby offering us a degree of downside protection not possible by investing in the Index alone.

From its inception (November 2, 1999), through March 31, 2005, the Fund had a total return of -3.11%, while the S&P 500 posted a cumulative total return of -5.27%. When the Fund matures, if the S&P 500 Index remains at current levels, we expect that the payout from the options and the stock value should be sufficient to pay back the original principal to investors. Of course, while the Fund is designed to deliver no loss in principal, this cannot be guaranteed.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the Nasdaq), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the semi-annual period.

Overall, the past six months was a positive period for U.S. equities, as evidenced by the S&P 500 Index's gain of 6.88%. In the fourth quarter of 2004, the S&P 500 returned +9.23%, supported by lower oil prices, unwinding of the election uncertainty, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend, and the beginning of the seasonally strong year-end period. Much of the post-election market bounce was attributed to what many believe to be the most pro-business, pro-market legislative agenda since the Reagan era, as well as an approximately 23% decrease in the price of oil from its October 2004 high of $55.67 per barrel.

In the first quarter of 2005, the market turned downward, and the S&P 500 Index returned -2.15%. The environment during the quarter was largely influenced by mixed market data, increasing interest rates, disappointing earnings reports, and climbing oil prices. Oil prices exceeded $50 per barrel for the first time in several months, reaching as high as $56 per barrel, and earnings revisions activity continued to move in the wrong direction. Year-to-date earnings revisions have been negative, and the percentage of industries with rising earnings has continued to deteriorate.

How did you manage the portfolio during the period?

The Fund holds "in the money" S&P 500 European put options, which means these options have an above-the-market exercise price. In this case, the put options expire in October 2007 and have a strike of 1,639.47 index points. The S&P 500 Price Index closed at 1,180.59 points on March 31, 2005. The value of these options at the Fund's maturity is intended to help offset any losses suffered by the Fund's equity portfolio in the event that, in October 2007, the S&P 500 Index settles below the value recorded at the Fund's inception.


4       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

The portion of the Fund's assets not used to purchase put options is benchmarked to the S&P 500 Index with the goal of replicating the risks and returns of the Index. Over the period, changes in this portion of the portfolio were made in response to changes in the composition of the benchmark. At March 31, 2005, 26% of the Fund's net assets was invested in put options and 74% in equities. Exchange-traded S&P 500 Index futures contracts were used as an anticipatory hedge to provide equity exposure on the portfolio's cash position and thereby achieve the portfolio's target of maintaining 100% equity exposure.

How would you characterize the portfolio's position at the close of the period?

The Federal Reserve Board (the Fed) has continued to increase the federal funds rate 25 basis points (.25%) at seven consecutive meetings, bringing the short-term interest rate target from 1% in June 2004 to 2.75% as of period-end. The "measured" interest rate hikes, and the Fed's indication that it may continue raising interest rates, suggest that the central bankers are confident that the world's largest economy will continue to expand.

Preliminary gross domestic product (GDP) growth figures for the fourth quarter of 2004 were released in January, and came in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit. However, the fourth quarter GDP growth rate was later revised to a more favorable 3.8%. For 2004 as a whole, real GDP grew at a 4.4% annual rate, well ahead of 2003's annual rate of 3%.

With all of this in mind, we believe the Fund is well positioned to continue to meet its stated investment objective of protecting investor principal, regardless of the direction taken by the market.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo
Vice President and Co-Portfolio Manager

April 15, 2005

--------------------------------------------------------------------------------
We are pleased to announce that the day-to-day management of The S&P 500(R) Protected Equity Fund, Inc. is now run by Vincent J. Costa, Director of Merrill Lynch Investment Managers (MLIM) (Quantitative Investments) since 1999 and a Managing Director thereof since 2005; Debra L. Jelilian, Director of MLIM (Quantitative Investments) since 1999; and Jeffrey L. Russo, Director of MLIM (Quantitative Investments) since 2004 and Vice President of MLIM from 1999 to 2004.
--------------------------------------------------------------------------------

S&P 500 is a registered trademark of the McGraw-Hill Companies.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005       5

Summary Schedule of Investments

This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                        Shares                                                                 Percent of
Industry*                                 Held     Common Stocks                                   Value       Net Assets
=========================================================================================================================
Aerospace & Defense                     10,849     United Technologies Corp.                    $ 1,102,909        0.4%
                                                   Other Securities                               3,899,144        1.3
                                                                                                -------------------------
                                                                                                  5,002,053        1.7
-------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                 23,700     United Parcel Service, Inc. Class B            1,723,938        0.6
                                                   Other Securities                                 632,462        0.2
                                                                                                -------------------------
                                                                                                  2,356,400        0.8
-------------------------------------------------------------------------------------------------------------------------
Airlines                                           Other Securities                                 307,635        0.1
-------------------------------------------------------------------------------------------------------------------------
Auto Components                                    Other Securities                                 398,450        0.1
-------------------------------------------------------------------------------------------------------------------------
Automobiles                                        Other Securities                               1,205,279        0.4
-------------------------------------------------------------------------------------------------------------------------
Beverages                               48,648     The Coca-Cola Co.                              2,027,162        0.7
                                        35,603     PepsiCo, Inc.                                  1,888,027        0.6
                                                   Other Securities                               1,311,643        0.4
                                                                                                -------------------------
                                                                                                  5,226,832        1.7
-------------------------------------------------------------------------------------------------------------------------
Biotechnology                           26,755     Amgen, Inc. (a)                                1,557,409        0.5
                                                   Other Securities                               1,175,657        0.4
                                                                                                -------------------------
                                                                                                  2,733,066        0.9
-------------------------------------------------------------------------------------------------------------------------
Building Products                                  Other Securities                                 525,268        0.2
-------------------------------------------------------------------------------------------------------------------------
Capital Markets                         19,800     Merrill Lynch & Co., Inc. (c)                  1,120,680        0.4
                                        23,637     Morgan Stanley                                 1,353,218        0.4
                                                   Other Securities                               3,921,569        1.3
                                                                                                -------------------------
                                                                                                  6,395,467        2.1
-------------------------------------------------------------------------------------------------------------------------
Chemicals                               21,153     E.I. du Pont de Nemours & Co.                  1,083,880        0.4
                                                   Other Securities                               3,033,779        1.0
                                                                                                -------------------------
                                                                                                  4,117,659        1.4
-------------------------------------------------------------------------------------------------------------------------
Commercial Banks                        86,004     Bank of America Corp.                          3,792,776        1.2
                                        39,743     U.S. Bancorp                                   1,145,393        0.4
                                        33,838     Wachovia Corp.                                 1,722,693        0.6
                                        35,966     Wells Fargo & Co.                              2,150,767        0.7
                                                   Other Securities                               4,571,881        1.5
                                                                                                -------------------------
                                                                                                 13,383,510        4.4
-------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                     Other Securities                               2,171,855        0.7
-------------------------------------------------------------------------------------------------------------------------
Communications Equipment               136,894     Cisco Systems, Inc. (a)(b)                     2,449,034        0.8
                                        34,904     Qualcomm, Inc. (a)                             1,279,232        0.4
                                                   Other Securities                               1,846,306        0.6
                                                                                                -------------------------
                                                                                                  5,574,572        1.8
-------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                 52,149     Dell, Inc. (a)                                 2,003,565        0.7
                                        62,225     Hewlett-Packard Co.                            1,365,216        0.5
                                        34,641     International Business Machines Corp.          3,165,495        1.0
                                                   Other Securities                               2,248,144        0.7
                                                                                                -------------------------
                                                                                                  8,782,420        2.9
-------------------------------------------------------------------------------------------------------------------------


6       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

                                        Shares                                                                 Percent of
Industry*                                 Held     Common Stocks                                   Value       Net Assets
=========================================================================================================================
Construction & Engineering                         Other Securities                             $    85,639        0.0%
-------------------------------------------------------------------------------------------------------------------------
Construction Materials                             Other Securities                                 125,196        0.0
-------------------------------------------------------------------------------------------------------------------------
Consumer Finance                        25,322     American Express Co.                           1,300,791        0.4
                                                   Other Securities                               1,614,487        0.6
                                                                                                -------------------------
                                                                                                  2,915,278        1.0
-------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                             Other Securities                                 429,657        0.1
-------------------------------------------------------------------------------------------------------------------------
Distributors                                       Other Securities                                 165,566        0.1
-------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services         110,881     Citigroup, Inc.                                4,982,992        1.6
                                        75,317     JPMorgan Chase & Co.                           2,605,968        0.9
                                                   Other Securities                                 639,024        0.2
                                                                                                -------------------------
                                                                                                  8,227,984        2.7
-------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services  70,031     SBC Communications, Inc.                       1,659,034        0.6
                                        58,731     Verizon Communications, Inc.                   2,084,951        0.7
                                                   Other Securities                               2,704,255        0.8
                                                                                                -------------------------
                                                                                                  6,448,240        2.1
-------------------------------------------------------------------------------------------------------------------------
Electric Utilities                                 Other Securities                               4,840,487        1.6
-------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                               Other Securities                               1,043,478        0.3
-------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                 Other Securities                                 701,811        0.2
-------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services                        Other Securities                               2,711,862        1.0
-------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                72,208     Wal-Mart Stores, Inc.                          3,618,343        1.2
                                                   Other Securities                               2,883,779        1.0
                                                                                                -------------------------
                                                                                                  6,502,122        2.2
-------------------------------------------------------------------------------------------------------------------------
Food Products                                      Other Securities                               2,808,616        0.9
-------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                      Other Securities                                 301,703        0.1
-------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies        25,648     Medtronic, Inc.                                1,306,766        0.4
                                                   Other Securities                               3,694,856        1.2
                                                                                                -------------------------
                                                                                                  5,001,622        1.6
-------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services        13,540     UnitedHealth Group, Inc.                       1,291,445        0.4
                                                   Other Securities                               4,546,373        1.5
                                                                                                -------------------------
                                                                                                  5,837,818        1.9
-------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                      Other Securities                               3,499,073        1.2
-------------------------------------------------------------------------------------------------------------------------
Household Durables                                 Other Securities                               1,324,080        0.4
-------------------------------------------------------------------------------------------------------------------------
Household Products                      53,514     Procter & Gamble Co.                           2,836,242        0.9
                                                   Other Securities                               1,385,585        0.5
                                                                                                -------------------------
                                                                                                  4,221,827        1.4
-------------------------------------------------------------------------------------------------------------------------
IT Services                                        Other Securities                               2,506,806        0.8
-------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                16,330     3M Co.                                         1,399,318        0.4
                                       224,932     General Electric Co.                           8,111,048        2.7
                                        42,626     Tyco International Ltd.                        1,440,759        0.5
                                                   Other Securities                                 234,531        0.1
                                                                                                -------------------------
                                                                                                 11,185,656        3.7
-------------------------------------------------------------------------------------------------------------------------
Insurance                               55,267     American International Group, Inc.             3,062,344        1.0
                                                   Other Securities                               6,363,395        2.1
                                                                                                -------------------------
                                                                                                  9,425,739        3.1
-------------------------------------------------------------------------------------------------------------------------


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005       7

                                        Shares                                                                 Percent of
Industry*                                 Held     Common Stocks                                   Value       Net Assets
=========================================================================================================================
Internet & Catalog Retail                          Other Securities                             $   968,760        0.3%
-------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                       Other Securities                                 957,878        0.3
-------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                       Other Securities                                 512,904        0.2
-------------------------------------------------------------------------------------------------------------------------
Machinery                                          Other Securities                               3,302,451        1.1
-------------------------------------------------------------------------------------------------------------------------
Media                                   97,520     Time Warner, Inc. (a)(e)                       1,711,476        0.6
                                        36,183     Viacom, Inc. Class B                           1,260,254        0.4
                                        43,461     Walt Disney Co.                                1,248,635        0.4
                                                   Other Securities                               4,884,633        1.6
                                                                                                -------------------------
                                                                                                  9,104,998        3.0
-------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                    Other Securities                               1,654,149        0.5
-------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                Other Securities                               2,091,636        0.7
-------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                   Other Securities                               2,583,274        0.9
-------------------------------------------------------------------------------------------------------------------------
Office Electronics                                 Other Securities                                 284,532        0.1
-------------------------------------------------------------------------------------------------------------------------
Oil & Gas                               44,582     ChevronTexaco Corp.                            2,599,576        0.8
                                        14,988     ConocoPhillips                                 1,616,306        0.5
                                       135,268     Exxon Mobil Corp.                              8,061,973        2.7
                                                   Other Securities                               5,101,927        1.7
                                                                                                -------------------------
                                                                                                 17,379,782        5.7
-------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                            Other Securities                               1,030,721        0.3
-------------------------------------------------------------------------------------------------------------------------
Personal Products                                  Other Securities                               1,597,328        0.5
-------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                         33,091     Abbott Laboratories                            1,542,702        0.5
                                        24,037     Eli Lilly & Co.                                1,252,328        0.4
                                        63,084     Johnson & Johnson                              4,236,721        1.4
                                        47,070     Merck & Co., Inc.                              1,523,656        0.5
                                       158,838     Pfizer, Inc.                                   4,172,674        1.4
                                        28,657     Wyeth                                          1,208,752        0.4
                                                   Other Securities                               2,260,902        0.8
                                                                                                -------------------------
                                                                                                 16,197,735        5.4
-------------------------------------------------------------------------------------------------------------------------
Real Estate                                        Other Securities                               1,210,423        0.4
-------------------------------------------------------------------------------------------------------------------------
Retail                                             Other Securities                                 189,918        0.1
-------------------------------------------------------------------------------------------------------------------------
Road & Rail                                        Other Securities                               1,323,807        0.4
-------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor         131,921     Intel Corp.                                    3,064,525        1.0
Equipment                                          Other Securities                               3,953,435        1.3
                                                                                                -------------------------
                                                                                                  7,017,960        2.3
-------------------------------------------------------------------------------------------------------------------------
Software                               215,126     Microsoft Corp. (a)(b)                         5,199,595        1.7
                                        96,158     Oracle Corp. (a)                               1,200,052        0.4
                                                   Other Securities                               2,310,064        0.8
                                                                                                -------------------------
                                                                                                  8,709,711        2.9
-------------------------------------------------------------------------------------------------------------------------
Specialty Retail                        46,665     Home Depot, Inc.                               1,784,470        0.6
                                                   Other Securities                               3,594,479        1.2
                                                                                                -------------------------
                                                                                                  5,378,949        1.8
-------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                   Other Securities                               1,001,493        0.3
-------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance              20,617     Fannie Mae                                     1,122,596        0.4
                                                   Other Securities                               2,715,556        0.9
                                                                                                -------------------------
                                                                                                  3,838,152        1.3
-------------------------------------------------------------------------------------------------------------------------
Tobacco                                 43,916     Altria Group, Inc.                             2,871,667        1.0
                                                   Other Securities                                 395,913        0.1
                                                                                                -------------------------
                                                                                                  3,267,580        1.1
-------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                   Other Securities                                 102,683        0.0
-------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                         Other Securities                                 680,176        0.2
Services
-------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Common Stocks
                                                   (Cost--$253,486,542)                         228,877,726       75.4


8       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

Summary Schedule of Investments (concluded)

                                                                                                               Percent of
                           Beneficial Interest     Short-Term Securities                           Value       Net Assets
=========================================================================================================================
                                   $ 6,453,652     Merrill Lynch Liquidity Series, LLC Cash
                                                   Sweep Series I (c)                          $  6,453,652        2.1%
                                     1,974,650     Merrill Lynch Liquidity Series, LLC Money
                                                   Market Series (c)(d)                           1,974,650        0.7
-------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Short-Term Securities
                                                   (Cost--$8,428,302)                             8,428,302        2.8
=========================================================================================================================

                           Number of Contracts     Put Options Purchased
=========================================================================================================================
                                        69,745     S&P European, expiring October 2007 at
                                                   US$1,639, Broker Banque AIG                   20,579,454        6.8
                                        79,045     S&P European, expiring October 2007 at
                                                   US$1,639, Broker Credit Suisse
                                                   Financial Product                             23,323,577        7.7
                                        83,694     S&P European, expiring October 2007 at
                                                   US$1,639, Broker UBS AG, London               24,695,345        8.1
-------------------------------------------------------------------------------------------------------------------------
                                                   Total Put Options Purchased
                                                   (Premiums Paid--$44,408,620)                  68,598,376       22.6
=========================================================================================================================
Total Investments (Cost--$306,323,464**)                                                        305,904,404      100.8

Liabilities in Excess of Other Assets                                                            (2,383,712)      (0.8)
                                                                                               --------------------------
Net Assets                                                                                     $303,520,692      100.0%
                                                                                               ==========================

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $306,460,049
                                                                   ============
      Gross unrealized appreciation .............................  $ 65,899,986
      Gross unrealized depreciation .............................   (66,455,631)
                                                                   ------------
      Net unrealized depreciation ...............................  $   (555,645)
                                                                   ============

(a)   Non-income producing security.
(b) All or a portion of security held as collateral in connection with open financial futures contracts.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                              500       $ 6,176
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                             $ 506,554       $73,314
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                             $ 360,500       $   668
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or portion of security, is on loan.

      Financial futures contracts purchased as of March 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                     Expiration          Face         Unrealized
      Contracts       Issue            Date             Value       Depreciation
      --------------------------------------------------------------------------
         22       S&P 500 Index      June 2005       $6,686,024      $(174,574)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005       9

Statement of Assets, Liabilities and Capital

As of March 31, 2005
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
              Investments in unaffiliated securities, at value (including securities
               loaned of $1,917,316) (identified cost--$252,228,900) .....................                      $ 227,757,046
              Investments in affiliated securities, at value (identified cost--$9,685,944)                          9,548,982
              Options purchased, at value (premiums paid--$44,408,620) ...................                         68,598,376
              Receivables:
                 Dividends ...............................................................    $     330,195
                 Interest from affiliates ................................................           14,339
                 Securities lending ......................................................              322           344,856
                                                                                              -------------
              Other assets ...............................................................                              9,115
                                                                                                                -------------
              Total assets ...............................................................                        306,258,375
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
              Collateral on securities loaned, at value ..................................                          1,974,650
              Payables:
                 Investment adviser ......................................................          754,783
                 Variation margin ........................................................            8,250           763,033
                                                                                              -------------------------------
              Total liabilities ..........................................................                          2,737,683
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
              Net assets .................................................................                      $ 303,520,692
                                                                                                                =============
=============================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------
              Common Stock, par value $.10 per share, 200,000,000 shares authorized ......                      $   3,151,000
              Paid-in capital in excess of par ...........................................                        311,948,996
              Undistributed investment income--net .......................................    $     278,793
              Accumulated realized capital losses--net ...................................      (11,264,463)
              Unrealized depreciation--net ...............................................         (593,634)
                                                                                              -------------
              Total accumulated losses--net ..............................................                        (11,579,304)
                                                                                                                -------------
              Total Capital--Equivalent to $9.63 per share based on 31,510,000 shares
               of Common Stock outstanding (market price--$8.90) .........................                      $ 303,520,692
                                                                                                                =============

      See Notes to Financial Statements.


10      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

Statement of Operations

For the Six Months Ended March 31, 2005
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
              Dividends (including $6,176 from affiliates) ...............................                      $   2,758,423
              Interest from affiliates ...................................................                             73,314
              Securities lending--net ....................................................                                668
                                                                                                                -------------
              Total income ...............................................................                          2,832,405
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
              Investment advisory fees ...................................................    $   1,536,006
              Directors' fees and expenses ...............................................           20,259
                                                                                              -------------
              Total expenses .............................................................                          1,556,265
                                                                                                                -------------
              Investment income--net .....................................................                          1,276,140
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
              Realized gain (loss) on:
                 Investments--net ........................................................         (383,391)
                 Financial futures contracts--net ........................................          586,415           203,024
                                                                                              -------------
              Change in unrealized appreciation/depreciation on:
                 Investments--net ........................................................       (5,465,515)
                 Financial futures contracts--net ........................................         (133,087)       (5,598,602)
                                                                                              -------------------------------
              Total realized and unrealized loss--net ....................................                         (5,395,578)
                                                                                                                -------------
              Net Decrease in Net Assets Resulting from Operations .......................                      $  (4,119,438)
                                                                                                                =============

      See Notes to Financial Statements.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      11

Statements of Changes in Net Assets

                                                                                               For the Six         For the
                                                                                               Months Ended       Year Ended
                                                                                                 March 31,      September 30,
Increase (Decrease) in Net Assets:                                                                 2005              2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
              Investment income--net .....................................................    $   1,276,140     $     715,667
              Realized gain (loss)--net ..................................................          203,024           (85,276)
              Change in unrealized appreciation/depreciation--net ........................       (5,598,602)        2,853,621
                                                                                              -------------------------------
              Net increase (decrease) in net assets resulting from operations ............       (4,119,438)        3,484,012
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
              Investment income--net .....................................................       (1,475,015)         (410,008)
                                                                                              -------------------------------
              Net decrease in net assets resulting from dividends to shareholders ........       (1,475,015)         (410,008)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
              Total increase (decrease) in net assets ....................................       (5,594,453)        3,074,004
              Beginning of period ........................................................      309,115,145       306,041,141
                                                                                              -------------------------------
              End of period* .............................................................    $ 303,520,692     $ 309,115,145
                                                                                              ===============================
                 * Undistributed investment income--net ..................................    $     278,793     $     477,668
                                                                                              ===============================

      See Notes to Financial Statements.


12      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

Financial Highlights

                                                             For the Six
                                                             Months Ended                For the Year Ended September 30,
The following per share data and ratios have been derived      March 31,      ----------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period .....   $   9.81       $   9.71       $   9.31       $   8.87      $  10.16
                                                               -------------------------------------------------------------------
                  Investment income--net ...................        .04++          .02++          .01++          .02            --@@
                  Realized and unrealized gain (loss)--net .       (.17)           .09            .40            .43         (1.28)
                                                               -------------------------------------------------------------------
                  Total from investment operations .........       (.13)           .11            .41            .45         (1.28)
                                                               -------------------------------------------------------------------
                  Less dividends from investment income--net       (.05)          (.01)          (.01)          (.01)         (.01)
                                                               -------------------------------------------------------------------
                  Net asset value, end of period ...........   $   9.63       $   9.81       $   9.71       $   9.31      $   8.87
                                                               -------------------------------------------------------------------
                  Market price per share, end of period ....   $   8.90       $   9.13       $   8.89       $   8.35      $   8.45
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .......      (1.37%)@        1.16%          4.30%          4.96%       (12.70%)
                                                               ===================================================================
                  Based on market price per share ..........      (2.06%)@        2.84%          6.47%         (1.18%)       (8.65%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses .................................       1.01%*         1.01%          1.01%          1.02%         1.01%
                                                               ===================================================================
                  Investment income--net ...................        .83%*          .23%           .09%           .09%          .06%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands) .   $303,521       $309,115       $306,041       $293,414      $279,566
                                                               ===================================================================
                  Portfolio turnover .......................       2.55%          5.73%           .15%           .71%         3.59%
                                                               ===================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      13

Notes to Financial Statements

1. Significant Accounting Policies:

The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, fixed-term, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund is anticipated to terminate on or about November 30, 2007. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the Nasdaq under the symbol PEFX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


14      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase privately negotiated put option contracts intended to protect the Fund's initial net asset value. In addition to the put option contracts, the Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      15

Notes to Financial Statements (concluded)

& Co., Inc. ("ML & Co."), which is the limited partner. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a fee on a quarterly basis in arrears at an annual rate equal to 1.0% of the average daily value of the Fund's net assets. To the extent that cash or cash equivalents are not sufficient to pay all of the investment advisory fee at the conclusion of a quarterly period, MLIM will defer collecting the portion of the investment advisory fee not covered by such available cash or cash equivalents. The Fund will not pay MLIM any interest on any deferred investment advisory fees.

MLIM will bear all of the Fund's ordinary operating expenses, including administration, custodial, transfer agency, legal, auditing and accounting fees.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended March 31, 2005, MLIM, LLC received $281 in securities lending agent fees.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., MLPF&S, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2005 were $8,158,738 and $7,679,617, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share.

5. Capital Loss Carryforward:

On September 30, 2004, the Fund had a net capital loss carryforward of $10,846,977, of which $1,767,935 expires in 2010 and $9,079,042 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.


16      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John Francis O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Vincent J. Costa, Vice President and Co-Portfolio Manager
Debra L. Jelilian, Vice President and Co-Portfolio Manager
Jeffrey L. Russo, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

JPMorgan Chase and Co.
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

Nasdaq Symbol

PEFX

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and M. Colyer Crum, Director of The S&P 500(R) Protected Equity Fund, Inc. retired. The Fund's Board of Directors wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Fund. Effective February 28, 2005, Mr. Doll became President and Director of the Fund.
--------------------------------------------------------------------------------


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      17

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objectives, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involved the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by the Investment Adviser on the fees and expenses and the investment performance of the Fund as compared to certain similar closed end funds; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of any Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement, the independent directors' and Board's review included the following:


18      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

The Investment Adviser's Services and Fund Performance -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. While the Board reviews performance data at least quarterly, you should know that, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the Fund's performance was consistent with its investment objective and the special investment and portfolio management strategies employed by the Fund to seek to achieve that objective.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio managers and noted that each member of the Fund's portfolio management team has more than ten years' experience investing in equity securities and managing assets to track an index. The Board concluded that the Investment Adviser and its investment staff and the Fund's portfolio manager have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's management fee and fee rate as a percentage of total assets at a common asset compared to the other, similarly managed funds. It also compares the Fund's total expenses to those of other, similarly managed funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates. The Board noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but determined that the Investment Adviser provided less extensive services to such clients. The Board noted that the Fund ranked generally below the median of its comparable funds with respect to its management fee rate and at the median with respect to its overall operating expenses. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other, comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that -- given the Fund's closed-end structure -- the Fund's assets are not likely to increase and have not reached a level where such economies are effectively available. The Board will continue to review the availability of such economies of scale if the Fund's assets increase to a level where economies can effectively be realized. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

The S&P 500(R) Protected Equity Fund, Inc. invests in a portfolio primarily of the common stocks of substantially all of the companies represented in the S&P 500 and privately negotiated put options contracts intended to protect the Fund's initial net asset value at the maturity date by limiting the risk of loss caused by a decline in the market value of the Fund's common stock portfolio.

This report, including the financial information herein, is transmitted to shareholders of The S&P 500(R) Protected Equity Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The S&P 500(R) Protected Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #SPPEQ -- 3/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The S&P 500 Protected Equity Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: May 23, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: May 23, 2005